Financial Instruments	12 Months Ended
Dec. 31, 2017
Fair Value Disclosures [Abstract]
Financial Instruments
Financial Instruments

a)	Fair value measurements

The following methods and assumptions were used to estimate the fair value of each class of financial instrument:

Cash and cash equivalents and restricted cash - The fair value of the Partnership’s cash and cash equivalents and restricted cash approximate their carrying amounts reported in the accompanying consolidated balance sheets.

Vessels and equipment and vessels held for sale – The estimated fair value of the Partnership’s vessels and equipment and vessels held for sale are determined based on discounted cash flows or appraised values. In cases where an active second hand sale and purchase market does not exist, the Partnership uses a discounted cash flow approach to estimate the fair value of an impaired vessel. In cases where an active second hand sale and purchase market exists, an appraised value is generally the amount the Partnership would expect to receive if it were to sell the vessel. Such appraisal is normally completed by the Partnership.

Contingent consideration liability

In August 2014, the Partnership acquired 100% of the outstanding shares of Logitel Offshore Holding AS (or Logitel), a Norway-based company focused on high-end UMS, from Cefront Technology AS (or Cefront) for $4.0 million. The Partnership paid the purchase price in cash at closing, plus a commitment to pay an additional amount of up to $27.6 million, depending on certain performance criteria. For a description of the performance criteria, please refer to the Partnership's Annual Report on Form 20-F for the year ended December 31, 2015.

The Arendal Spirit UMS was delivered to the Partnership on February 16, 2015. During the second quarter of 2016, the Partnership canceled the UMS construction contracts for its two remaining UMS newbuildings. This was expected to eliminate any future purchase price contingent consideration payments. Consequently, the contingent liability associated with the UMS newbuildings was reversed in the second quarter of 2016. The gain associated with this reversal is included in Other income (expense) - net on the Partnership's consolidated statements of loss for the year ended December 31, 2016. In September 2017, CeFront and subsidiaries of the Partnership entered into a settlement agreement relating to this contingent liability (see note 14b).

Changes in the estimated fair value of the Partnership’s contingent consideration liability relating to the acquisition of Logitel, which is measured at fair value on a recurring basis using significant unobservable inputs (Level 3), during the years ended December 31, 2017, 2016 and 2015, is as follows:

	Year Ended December 31, 2017 $	Year Ended December 31, 2016 $	Year Ended December 31, 2015 $
Balance at beginning of period	—	(14,830)	(21,448)
Acquisition of Logitel	—	—	2,569
Settlement of liability	—	—	3,540
Gain included in Other income (expense) - net	—	14,830	509
Balance at end of period	—	—	(14,830)

Derivative instruments – The fair value of the Partnership’s derivative instruments is the estimated amount that the Partnership would receive or pay to terminate the agreements at the reporting date, taking into account current interest rates, foreign exchange rates and the current credit worthiness of both the Partnership and the derivative counterparties. The estimated amount is the present value of future cash flows. The Partnership transacts all of its derivative instruments through investment-grade rated financial institutions at the time of the transaction. The Partnership’s interest rate swap agreements and foreign currency forward contracts require no collateral from these institutions; however, collateral is required by these institutions on some of the Partnership’s cross currency swap agreements and as at December 31, 2017 the Partnership had pledged $4.1 million of cash as collateral (2016 - $30.2 million), which has been recorded as restricted cash and restricted cash – long-term on the Partnerships consolidated balance sheets. Given the current volatility in the credit markets, it is reasonably possible that the amount recorded as a derivative liability could vary by a material amount in the near term.

Long-term debt – The fair value of the Partnership’s fixed-rate and variable-rate long-term debt is either based on quoted market prices or estimated using discounted cash flow analysis based on rates currently available for debt with similar terms and remaining maturities and the current credit worthiness of the Partnership.

The Partnership categorizes its fair value estimates using a fair value hierarchy based on the inputs used to measure fair value. The fair value hierarchy has three levels based on the reliability of the inputs used to determine fair value as follows:

Level 1.Observable inputs such as quoted prices in active markets;
Level 2.Inputs, other than the quoted prices in active markets, that are observable either directly or indirectly; and
Level 3.Unobservable inputs in which there is little or no market data, which require the reporting entity to develop its own assumptions.

The following table includes the estimated fair value and carrying value of those assets and liabilities that are measured at fair value on a recurring and non-recurring basis, as well as the estimated fair value of the Partnership’s financial instruments that are not accounted for at fair value on a recurring basis:

		December 31, 2017		December 31, 2016
	Fair Value Hierarchy Level	Carrying Amount Asset (Liability) $	Fair Value Asset (Liability) $	Carrying Amount Asset (Liability) $	Fair Value Asset (Liability) $
Recurring:
Cash and cash equivalents and restricted cash	Level 1	250,294	250,294	342,287	342,287
Derivatives instruments (note 12)
Interest rate swap agreements	Level 2	(168,247)	(168,247)	(203,106)	(203,106)
Cross currency swap agreement	Level 2	(44,006)	(44,006)	(137,379)	(137,379)
Foreign currency forward contracts	Level 2	(357)	(357)	(1,786)	(1,786)

Non-Recurring:
Vessels held for sale (note 18)	Level 2	—	—	6,900	6,900
Vessels and equipment (note 18)	Level 2	—	—	11,300	11,300

Other:
Long-term debt - public (note 8)	Level 1	(666,427)	(671,635)	(550,525)	(480,710)
Long-term debt - non-public (note 8)	Level 2	(2,457,301)	(2,475,946)	(2,632,369)	(2,551,697)
Due to affiliates - long term (notes 11f and 11g)	Level 2	(163,037)	(210,089)	(200,000)	(192,982)

b)	Financing receivables
The following table contains a summary of the Partnership’s financing receivables by type of borrower and the method by which the Partnership monitors the credit quality of its financing receivables on a quarterly basis:

	Credit Quality Indicator	Grade	Year Ended December 31, 2017 $	Year Ended December 31, 2016 $
Direct financing leases	Payment activity	Performing	17,207	17,586